INCOME TAXES - Components of tax PL (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current taxes
Attributed to the current period	$ (31)	$ (61)	$ (64)
Deferred taxes
Origination and reversal of temporary differences	80	104	42
Relating to change in tax rates / imposition of new tax laws	(142)	(7)	1
Relating to unrecognized temporary differences and tax losses	6	37	(46)
Deferred taxes, net	(56)	134	(3)
Total income tax recovery (expense)	$ (87)	$ 73	$ (67)